CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS











         As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into Cousins Properties Incorporated's previously filed Registration Statements File No. 33-41927, 33-56787, 33-60350 and 333-12031.







                                           ARTHUR ANDERSEN LLP










Atlanta, Georgia
March 24, 1997